UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 25, 2009

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Liberty Global, Inc. (Liberty Global) indirectly owns a controlling interest (50.2% at June 30, 2009) in Telenet Group Holding NV (Telenet).  Telenet, a consolidated subsidiary of Liberty Global, is a separate public company with shares listed on the Euronext Brussels Stock Exchange under the ticker symbol TNET.  Telenet is a leading provider of cable television, high-speed Internet access and mobile telephony services in Belgium.

On August 25, 2009, Telenet Bidco NV (an indirect wholly-owned subsidiary of Telenet) signed four additional facility accession agreements under its €2.3 billion credit facility agreement, originally dated August 1, 2007, as amended (the “Telenet Facility Agreement”) as follows: (i) a €452.8 million Telenet Additional Facility D Accession Agreement, (ii) a €328.5 million Telenet Additional Facility E1 Accession Agreement, (iii) a €90.0 million Telenet Additional Facility E2 Accession Agreement and (iv) a €979.2 million Telenet Additional Facility F Accession Agreement (together the New Telenet Additional Facility Accession Agreements). Under the Telenet Additional Facility D Accession Agreement, the parties have agreed to the terms under which €452.8 million of the existing Term Loan A commitments will be rolled into a new Facility D, a term loan facility denominated in euros, with a margin of EURIBOR plus 3.00% per annum and a final maturity date of December 31, 2014. Under the Telenet Additional Facility E1 Accession Agreement, the parties have agreed to the terms under which €238.5 million of the existing Term Loan B1 and €90.0 million of the existing Term Loan B2B commitments will be rolled into a new Facility E1, a term loan facility denominated in euros, with a margin of EURIBOR plus 3.50% per annum and a final maturity date of March 31, 2015. Under the Telenet Additional Facility E2 Accession Agreement, the parties have agreed to the terms under which €90.0 million of the existing Term Loan B2A commitments will be rolled into a new Facility E2, a term loan facility denominated in euros, with a margin of EURIBOR plus 3.50% per annum and a final maturity date of March 31, 2015. Under the Telenet Additional Facility F Accession Agreement, the parties have agreed to the terms under which €979.2 million of the existing Term Loan C commitments will be rolled into a new Facility F, a term loan facility denominated in euros, with a margin of EURIBOR plus 3.75% per annum and a final maturity date of July 31, 2017.  The lenders that have agreed to roll their commitments (the Rolling Lenders) will novate their existing Term Loan A, Term Loan B1, Term Loan B2A, Term Loan B2B and Term Loan C commitments to Telenet Mobile NV (an indirect wholly-owned subsidiary of Telenet) and will enter into the new Facility D, Facility E1, Facility E2 and Facility F, as relevant. Telenet Mobile NV will be the initial lender under Facility D, Facility E1, Facility E2 and Facility F. Telenet Mobile NV will then novate its Facility D, Facility E1, Facility E2 and Facility F commitments to the Rolling Lenders, as relevant. The completion of the above transactions is subject to the execution of the novation certificates and related documentation by the relevant parties. In addition, to permit the entry into the New Telenet Additional Facility Accession Agreements, certain amendments were made to the Telenet Facility Agreement and intercreditor agreement, pursuant to an amendment and waiver request, which was effective August 25, 2009 (the Amendment Letter). Pursuant to the Amendment letter, the Telenet Facility Agreement was also amended to permit certain capital decreases and related transactions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name
4.1

Additional Facility D Accession Agreement, dated August 25, 2009, among Telenet Bidco NV as Borrower, Toronto Dominion (Texas) LLC as Facility Agent and KBC Bank NV as Security Agent, and Telenet Mobile NV as the initial Additional Facility D Lender, under Telenet’s €2.3 billion credit facility agreement, originally dated August 1, 2007, as amended (the Telenet Facility Agreement).

4.2

Additional Facility E1 Accession Agreement, dated August 25, 2009, among Telenet Bidco NV as Borrower, Toronto Dominion (Texas) LLC as Facility Agent and KBC Bank NV as Security Agent, and Telenet Mobile NV as the initial Additional Facility E1 Lender, under the Telenet Facility Agreement.

4.3

Additional Facility E2 Accession Agreement, dated August 25, 2009, among Telenet Bidco NV as Borrower, Toronto Dominion (Texas) LLC as Facility Agent and KBC Bank NV as Security Agent, and Telenet Mobile NV as the initial Additional Facility E2 Lender, under the Telenet Facility Agreement.

4.4

Additional Facility F Accession Agreement, dated August 25, 2009, among Telenet Bidco NV as Borrower, Toronto Dominion (Texas) LLC as Facility Agent and KBC Bank NV as Security Agent, and Telenet Mobile NV as the initial Additional Facility F Lender, under the Telenet Facility Agreement.

4.5

Amendment and Waiver Request effective August 25, 2009 among Telenet Bidco NV as Borrower, Telenet NV as Guarantor, Toronto Dominion (Texas) LLC as Facility Agent and KBC Bank NV as Security Agent, under the Telenet Facility Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2009

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name:	Randy L. Lazzell
Title:	Vice President

Exhibit Index

Exhibit No.	Name
4.1

Additional Facility D Accession Agreement, dated August 25, 2009, among Telenet Bidco NV as Borrower, Toronto Dominion (Texas) LLC as Facility Agent and KBC Bank NV as Security Agent, and Telenet Mobile NV as the initial Additional Facility D Lender, under Telenet’s €2.3 billion credit facility agreement, originally dated August 1, 2007, as amended (the Telenet Facility Agreement).

4.2

Additional Facility E1 Accession Agreement, dated August 25, 2009, among Telenet Bidco NV as Borrower, Toronto Dominion (Texas) LLC as Facility Agent and KBC Bank NV as Security Agent, and Telenet Mobile NV as the initial Additional Facility E1 Lender, under the Telenet Facility Agreement.

4.3

Additional Facility E2 Accession Agreement, dated August 25, 2009, among Telenet Bidco NV as Borrower, Toronto Dominion (Texas) LLC as Facility Agent and KBC Bank NV as Security Agent, and Telenet Mobile NV as the initial Additional Facility E2 Lender, under the Telenet Facility Agreement.

4.4

Additional Facility F Accession Agreement, dated August 25, 2009, among Telenet Bidco NV as Borrower, Toronto Dominion (Texas) LLC as Facility Agent and KBC Bank NV as Security Agent, and Telenet Mobile NV as the initial Additional Facility F Lender, under the Telenet Facility Agreement.

4.5

Amendment and Waiver Request effective August 25, 2009 among Telenet Bidco NV as Borrower, Telenet NV as Guarantor, Toronto Dominion (Texas) LLC as Facility Agent and KBC Bank NV as Security Agent, under the Telenet Facility Agreement.